Exhibit 25(b)


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                              _______________

                                 FORM T-1


                    STATEMENT OF ELIGIBILITY UNDER THE

               TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                       DESIGNATED TO ACT AS TRUSTEE
                              _______________

       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                   PURSUANT TO SECTION 305(b)(2)   _____
                              _______________

            NATIONSBANK OF SOUTH CAROLINA, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                57-0516069
                   (I.R.S. employer identification no.)

        1301 Gervais Street
     Columbia, South Carolina                             29201
(Address of principal executive offices)                (Zip Code)
                              _______________

                             John T. Henderson
               NationsBank of Georgia, National Association
                            Area Administration
                            6000 Feldwood Road
                       College Park, Georgia  30349
                               (404) 774-6074

                              with a copy to:
            NationsBank of South Carolina, National Association
                      Corporate Trust Administration
                            1301 Gervais Street
                               Fourth Floor
                      Columbia, South Carolina  29201
         (Name, Address and telephone number of agent for service)

                        Federal Express Corporation
            (Exact name of obligor as specified in its charter)

            Delaware                                   71-0427007
    (State or other jurisdiction                      (IRS employer
  of incorporation or organization)                identification no.)

        2005 Corporate Avenue
         Memphis, Tennessee                               38132
 (Address of principal executive offices)               (Zip Code)
                              _______________

                       Equipment Trust Certificates;
                         Pass Through Certificates
                    (Title of the indenture securities)
______________________________________________________________________________

(1)  General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

         The Comptroller of the Currency,
         Washington, D.C.

         Federal Reserve Bank of Richmond
         701 East Byrd Street, P.O. Box 27622
         Richmond, Virginia

         Federal Deposit Insurance Corporation
         Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes

2.      Affiliations with obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        List below all exhibits filed as a part of this statement of eligibility.

        (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to form T-1 filed as exhibit 25(b) to Registration Statement in Form S-3, Commission File No. 33-50175)

        (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 1 to form T-1 filed as exhibit 25(b) to Registration Statement in Form S-3, Commission File No. 33-50175)

        (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 1 to form T-1 filed as exhibit 25(b) to Registration Statement in Form S-3, Commission File No. 33-50175)

        (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

        (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


                                 SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of South Carolina, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City
of Atlanta and the State of Georgia, on the 14th day of November     , 1994.

                                             NATIONSBANK OF SOUTH CAROLINA,
                                              NATIONAL ASSOCIATION


                                             By: _________________________
                                                     L. Collins Proctor
                                                     Trust Officer


                                 SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of South Carolina, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 14th day of November, 1994.


                                           NATIONSBANK OF SOUTH CAROLINA,
                                            NATIONAL ASSOCIATION



                                           By: /s/  L. Collins Proctor
                                               __________________________
                                               14th day of November, 1994
                                               Trust Officer


                                                        EXHIBIT 6 TO FORM T 1

                            CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Federal Express Corporation Equipment Trust Certificates Pass Through Certificates, NationsBank of South Carolina, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                             NATIONSBANK OF SOUTH CAROLINA,
                                              NATIONAL ASSOCIATION


                                             By: /s/ L. Collins Proctor
                                                 _________________________
                                                     L. Collins Proctor
                                                     Trust Officer

                                                         EXHIBIT 6 TO FORM T1

                            CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Federal Express Corporation Equipment Trust Certificates Pass Through Certificates, NationsBank of South Carolina, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                           NATIONSBANK OF SOUTH CAROLINA,
                                            NATIONAL ASSOCIATION


                                           By: /s/ L. Collins Proctor
                                               __________________________
                                                   L. Collins Proctor
                                                   Trust Officer


                                                        EXHIBIT 7 TO FORM T-1

                        Comptroller of the Currency
                      Administrator of National Banks

                            REPORT OF CONDITION

     Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF SOUTH CAROLINA OF COLUMBIA, in the state of SOUTH CAROLINA, at the close of business on September 30, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section
161.  Charter Number 14425, Comptroller of the Currency District.

                  Statement of Resources and Liabilities
                        Dollar Amounts in Thousands

ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin              370,147
        Interest-bearing balances                                     0
Securities:
        Held-to-maturity securities                             730,052
        Available-for-sale securities                           841,738
Federal funds sold                                              103,065
Securities purchased under agreements to resell                     755
Loans and lease financing receivables:
        Loans and leases, net of unearned income              6,477,477
        LESS: Allowance for loan and lease losses               133,167
        Loans and leases, net of unearned income,
        allowance, and reserve                                6,344,310
Assets held in trading accounts                                      50
Premises and fixed assets (including capitalized leases)        123,082
Other real estate owned                                          27,257
Investments in unconsolidated subsidiaries
and associated Companies                                          7,290
Customers' liability to this bank on acceptances outstanding        406
Intangible assets                                                43,919
Other assets                                                    128,263
Total assets                                                  8,720,334

LIABILITIES
Deposits:
        In domestic offices                                   4,815,006
        Noninterest-bearing                                   1,124,155
        Interest-bearing                                      3,690,851
Federal funds purchased                                       3,117,585
Demand notes issued to the U.S. Treasury                         25,466
Other borrowed money:
        With original maturity of one year or less                2,559
        With original maturity of more than one year                 73
Mortgage Indebtedness and Obligors under capitalized leases           0
Bank's liability on acceptances executed and outstanding            406
Subordinated notes and debentures                                10,000
Other liabilities                                                75,758
Total liabilities                                             8,046,853

EQUITY CAPITAL
Common stock                                                     67,000
Surplus                                                         519,398
        Undivided profits and capital reserves                   96,862
        Net unrealized holdings gains (losses) on available
        for sale securities                                      (9,779)
Total equity capital                                            673,481

Total liabilities, limited-life preferred stock,
  and equity capital                                          8,720,334

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

          William L. Bethea, Jr.             William E. Simms
          Edwin S. Pearlstine, Jr.
            Directors

     I, Joe L. Price, Sr. Vice President of the above-named bank, do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                             Joe L. Price, Sr.
                                             Vice President

October 21, 1994